UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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JUPITERMEDIA CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JUPITERMEDIA CORPORATION

23 Old Kings Highway South

Darien, Connecticut 06820

(203) 662-2800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 7, 2006

Dear Stockholders:

You are hereby cordially invited to attend the 2006 Annual Meeting of Stockholders of Jupitermedia Corporation, a Delaware corporation, at the offices of JP Morgan Chase Bank, 270 Park Avenue, 11th Floor, New York, New York on June 7, 2006, at 10:00 a.m. local time. This meeting is being held for the following purposes:

1. To elect six directors to the Board of Directors of Jupitermedia Corporation with terms expiring at the Annual Meeting of Stockholders to be held in 2007 or until their successors are duly elected.

2. To approve an amendment to the Jupitermedia Corporation 1999 Stock Incentive Plan to increase the number of shares of Jupitermedia Corporation common stock and options to purchase shares of Jupitermedia Corporation common stock available for issuance thereunder by 2,000,000 shares.

3. To approve the appointment of Deloitte & Touche LLP, independent registered public accounting firm, to act as independent auditors for Jupitermedia Corporation for the fiscal year ending December 31, 2006.

4. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 25, 2006 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.

YOUR VOTE IS IMPORTANT

Whether or not you expect to be present at the annual meeting, please complete, date, sign and return the enclosed proxy promptly in the postage-prepaid envelope provided for your convenience. If you attend the annual meeting, you may revoke your proxy and vote your shares in person if you wish.

By Order of the Board of Directors,

Alan M. Meckler

Chairman of the Board and Chief Executive Officer

Dated: May 5, 2006

Jupitermedia Corporation

23 Old Kings Highway South

Darien, Connecticut 06820

(203) 662-2800

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 7, 2006

The Board of Directors of Jupitermedia Corporation (the “Company”) is soliciting proxies from the Company’s stockholders for the 2006 Annual Meeting of Stockholders to be held on June 7, 2006.

You are entitled to vote at the meeting if you were a stockholder of record at the close of business on April 25, 2006. On May 5, 2006, the Company will begin mailing to all such stockholders a proxy card, this proxy statement and the Company’s 2005 Annual Report. On April 25, 2006, there were 35,301,002 shares of the Company’s common stock outstanding, which are the only shares of the Company’s stock entitled to vote at this meeting. Each such share of common stock will be entitled to one vote at the meeting.

Your signed proxy card will appoint each of Alan M. Meckler and Christopher S. Cardell as proxy holders, or your representatives, to vote your shares.

If you sign and return your proxy card without giving voting directions, the proxy holders will vote your shares:

(i) for all of the nominees for director listed on pages 3 and 4;

(ii) for the proposed amendment to the Jupitermedia Corporation 1999 Stock Incentive Plan described herein;

(iii) for the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2006.

The proxy card permits you to direct the proxy holders to:

(i) withhold your votes from particular nominees;

(ii) vote “for” or “against” or “abstain” from voting on the proposed amendment to the Stock Incentive Plan referred to above;

(iii) vote “for” or “against” or “abstain” from voting on the appointment of auditors referred to above.

Signing and returning your proxy card will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previously voted proxy will be automatically revoked. You may also revoke your proxy any time before it is voted by delivering written notice prior to the meeting to:

Jupitermedia Corporation

23 Old Kings Highway South

Darien, Connecticut 06820

Attn: Corporate Secretary

If you submit more than one proxy, each later-dated proxy will revoke all previous proxies.

The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holders may vote your shares for a substitute if you have submitted a signed proxy card.

As far as the Company knows, the only matters to be brought before the meeting are those referred to in this proxy statement. As to any other matters presented at the meeting, if you send in a signed proxy card, the proxy holders may vote your shares at their discretion.

No business may be conducted at the meeting unless a majority of all outstanding shares entitled to vote are either present at the meeting in person or represented by proxy. All matters voted on at the meeting will be determined by the “for” vote of a majority of the shares present at the meeting in person or represented by proxy and entitled to vote on the subject matter of the vote, except for the election of directors, which will be determined by the “for” vote of a plurality of such shares.

Abstentions and broker non-votes are counted as shares present for determining if there are sufficient shares present to hold the meeting; however, they are not counted as votes “for” or “against” any item.

A list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the New York City offices of the Company, 475 Park Avenue South, Fourth Floor, New York, New York 10017, by contacting the Corporate Secretary.

ITEM 1. ELECTION OF DIRECTORS

Item 1 is the election of all six current members of the Company’s Board of Directors to another term. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the six nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees. Each nominee elected as a director will continue in office until their successor has been elected, or until their death, resignation or retirement.

The Board of Directors has proposed the following nominees for election as directors with terms expiring at the Annual Meeting in 2007: Alan M. Meckler, Christopher S. Cardell, Gilbert F. Bach, Michael J. Davies, William A. Shutzer and John R. Patrick.

The Board of Directors recommends a vote FOR the election of these nominees as directors.

The following table sets forth certain information with respect to each nominee for director. Except as otherwise indicated, each nominee has held his present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of the Company. There are no family relationships among any nominee, director or executive officer of the Company. References below to the nominees’ respective ages are as of the date of the Annual Meeting. References below to periods of service to the Company include, where applicable, service to the Company’s predecessor business, internet.com LLC, prior to its 1999 merger with and into the Company.

Name	Age	Principal Occupation or Occupations and Directorships
Alan M. Meckler	60	Alan M. Meckler has been Chairman of the Board and Chief Executive Officer of the Company since its inception. Previously, Mr. Meckler had been Chairman of the Board of Mecklermedia Corporation from 1973 and was its Chief Executive Officer from December 1993 until it was acquired by Penton Media in November 1998. He also served as President of Mecklermedia from 1971 through November 1997.
Christopher S. Cardell	46	Christopher S. Cardell has been a director, President and Chief Operating Officer of the Company since its inception. Previously, Mr. Cardell was President and Chief Operating Officer of Mecklermedia from November 1997, and a director from February 1997 until it was acquired by Penton Media in November 1998. Prior to November 1997, Mr. Cardell held the office of Executive Vice President, Chief Operating Officer and Chief Financial Officer of Mecklermedia. He joined Mecklermedia as Senior Vice President and Chief Financial Officer in January 1996. Prior to that time, Mr. Cardell was a Senior Manager with Arthur Andersen LLP.
Michael J. Davies	62	Michael J. Davies has been a director of the Company since its inception. Mr. Davies has been President of Fox Hill Consulting LLC since February 1998 and has also been a director of Boxwood Technology, Inc. since May 2000. He

Name	Age	Principal Occupation or Occupations and Directorships
		was Chairman and CEO of Amazing Media, Inc. from February 2002 until January 2005. From February 2001 until March 2002 he was Chairman of Saltmine, Inc. Mr. Davies was a director of PROVANT, Inc. from 1998 to 2001. Mr. Davies was also a director of Mecklermedia from January 1996 until it was acquired by Penton Media in November 1998. He was a special limited partner with American Business Partners from July 1997 to April 1998. Prior to that he was a Managing Director, Corporate Finance, of the investment bank Legg Mason Wood Walker, Incorporated from 1993 to 1996. Before joining Legg Mason, Mr. Davies was the Publisher of the Baltimore Sun from 1990 through 1993.
Gilbert F. Bach	74	Gilbert F. Bach has been a director of the Company since its inception. Mr. Bach retired on January 1, 1997 from Lehman Brothers, where he held various positions from 1979 through 1996, most recently as a Managing Director. From 1955 to 1979, Mr. Bach held various positions at Hirsch & Co. and Loeb Rhoades & Co. Mr. Bach was also a director of Mecklermedia from February 1997 until it was acquired by Penton Media in November 1998.
William A. Shutzer	59	William A. Shutzer has been a director of the Company since January 2000. Mr. Shutzer has been a partner of Evercore Group Holdings, a financial advisory and private equity firm since 2004. He previously served as a Managing Director of Lehman Brothers from 2000 through 2003, a Partner in Thomas Weisel Partners LLC from 1999 through 2000, as Executive Vice President of ING Baring Furman Selz LLC from 1998 through 1999, as President of Furman Selz Inc. from 1995 through 1997, and as a Managing Director of Lehman Brothers and its predecessors from 1978 through 1994. He is also a director of Tiffany & Co., CSK Auto Corporation, TurboChef Technologies, Inc. and RSI Holding Corporation. Mr. Shutzer also served as an advisory director of the E&J Gallo Winery from 1998 to 2000 and as a director of Blount International from 2001 to 2004.

Name	Age	Principal Occupation or Occupations and Directorships
John R. Patrick	60	John R. Patrick has been a director of the Company since January 2003. Mr. Patrick has been President of Attitude LLC since 2001. Prior to that, Mr. Patrick worked at IBM Corporation from 1967 to 2001. Mr. Patrick was Vice President of Internet Technology at IBM from 1995 to 2001. He is a member of the board of directors of Knovel Corporation, Opera Software ASA, Danbury Health Systems and Danbury Hospital.

PRINCIPAL STOCKHOLDERS AND SECURITY

OWNERSHIP OF MANAGEMENT

Security Ownership of Directors, Nominees for Director, Named Executive Officers and all Directors and Executive Officers as a Group

The following table sets forth, as of March 31, 2006, information with respect to the outstanding shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), beneficially owned by each director of the Company, each nominee for director, the Chief Executive Officer (who is also a director), the President and Chief Operating Officer (who is also a director), the Executive Vice President and Chief Financial Officer and by all persons presently serving as directors and officers of the Company as a group. Except as otherwise indicated, all shares are owned directly.

Name of Beneficial Owner	Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Alan M. Meckler	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	12,189,499	(2)	34.6%

Christopher S. Cardell	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	1,072,305		3.0%

William A. Shutzer	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	395,145		1.1%

Christopher J. Baudouin	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	151,689	(3)	*

Gilbert F. Bach	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	74,748		*

John R. Patrick	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	61,441		*

Michael J. Davies	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	37,441		*

All directors and executive officers as a group (seven persons)		13,982,268		38.6%

* Less than one percent

(1)

For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes 2,000,000 shares transferred to the Alan M. Meckler 2005 Grantor Retained Annuity Trust (the “GRAT”), a grantor retained annuity trust, 1,323,213 shares held in trusts established for the benefit of Mr. Meckler’s four children, 191,100 shares held by The Meckler Foundation, Inc., a non-profit charitable foundation founded by Mr. Meckler and for which he acts as president, 88,100 shares held by Mr. Meckler’s wife and 50,200 shares held in a trust for the benefit of Mr. Meckler’s mother. Mr. Meckler exercises shared voting and investment control over all of these shares except the shares held by the GRAT, over which Mr. Meckler exercises investment control but not voting control.
(3)	Includes 500 shares held in a trust for the benefit of one of Mr. Baudouin’s children. Mr. Baudouin exercises investment control over this trust.

Security Ownership of Certain Beneficial Owners as of December 31, 2005

Name of Beneficial Owner	Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Transamerica Investment Management, LLC	1150 South Olive Street Suite 2700 Los Angeles, CA 90015	2,584,416(2)	7.4%

Artisan Partners LP	875 East Wisconsin Avenue Suite 800 Milwaukee, WI 53202	1,905,800(2)	5.5%

(1)	For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Transamerica Investment Management’s and Artisan Partners’ beneficial ownership set forth above is based on the record ownership of these shares as reported in filings with the Securities and Exchange Commission.

FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Committees of the Board

The Board of Directors has established a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee. The current members of the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee are as follows:

Compensation Committee	Audit Committee	Nominating and Corporate Governance Committee

Gilbert F. Bach	Gilbert F. Bach	Gilbert F. Bach
Michael J. Davies	Michael J. Davies	Michael J. Davies
John R. Patrick	John R. Patrick	John R. Patrick
William A. Shutzer	William A. Shutzer	William A. Shutzer

Compensation Committee

The Compensation Committee reviews and approves the compensation and benefits for the Company’s Chief Executive Officer, the President and Chief Operating Officer and the Executive Vice President and Chief

Financial Officer. Mr. Davies serves as the Chairman of the Compensation Committee. The Compensation Committee met two times during the fiscal year ended December 31, 2005.

Audit Committee

The Audit Committee has the responsibility to review audited financial statements and accounting practices of the Company, to consider and recommend the employment of, and approve the fee arrangements with, independent accountants for both audit functions and for advisory and other consulting services and to oversee the Company’s systems of disclosure controls and procedures, internal controls over financial reporting and compliance with ethical standards adopted by the Company. The members of the Audit Committee were appointed pursuant to Rule 4350 of the National Association of Securities Dealers listing standards and are each considered independent pursuant to Rule 4200(a)(15) thereof. The Board of Directors has determined that Mr. John R. Patrick, Chairman of the Audit Committee, qualifies as a “financial expert” as defined by the Securities and Exchange Commission. In making the determination, the Board of Directors considered Mr. Patrick’s credentials and financial background and found that he was qualified to serve as the “financial expert.” The Company’s Board of Directors has adopted an amended written charter for the Audit Committee, a copy of which is attached to this Proxy Statement. The Audit Committee met two times during the fiscal year ended December 31, 2005.

Nominating and Corporate Governance Committee

Mr. Bach was named as the Chairman of the Nominating and Corporate Governance Committee in 2005, the year in which the committee was formed. The members of the Nominating and Corporate Governance Committee are each considered independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends such candidates to the Board and stockholders for consideration. In considering candidates for election to the Board, the Nominating and Corporate Governance Committee evaluates the qualifications and performance of the incumbent directors, including consideration of whether the director continues to satisfy the minimum qualifications for director candidates, and reviews the performance of the director during the preceding term. Absent special circumstances, if the incumbent director continues to be qualified and has performed his or her duties satisfactorily during the preceding term and there exist no special reasons, including those relating to the compositional and functional needs of the Board as a whole, why the incumbent should not be nominated, the Nominating and Corporate Governance Committee will propose the incumbent director for re-election. In identifying and evaluating new candidates for election to the Board, the Nominating and Corporate Governance Committee will solicit recommendations from members of the Board and the management of the Company. The Nominating and Corporate Governance Committee will assemble information concerning the background and qualifications of each candidate and determine if each candidate satisfies the minimum qualifications required of candidates and possesses any of the specific qualities that must be possessed by one or more members of the Board. The Nominating and Corporate Governance Committee will consider the contribution that the candidate can be expected to make to the overall functioning of the Board and the extent to which the membership of the candidate would promote diversity on the Board, with regard to professional background, experience, expertise, age, gender, ethnicity and country of citizenship.

It is the policy of the Nominating and Corporate Governance Committee that all persons nominated to serve as a director of the Company should possess certain minimum qualifications, as threshold criteria to be used in its consideration of the candidate, including the personal integrity and ethical character of the candidate; the absence of any conflicts of interest that would impair the candidate’s ability to exercise independent judgment or discharge the fiduciary duties of a director; the ability to represent fairly and equally stockholders of the Company; demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor; a demonstrated ability to function effectively in an oversight role; a general business understanding of major issues facing public companies of comparable size and operational scope to the Company; and adequate time to devote to the Board and its committees. Only under exceptional and limited circumstances will the Nominating and Corporate Governance Committee approve a candidate who does not satisfy the requirements. The Nominating and Corporate Governance Committee will adhere to the applicable rules and guidelines of the National Association of Securities Dealers and the Securities and Exchange Commission.

The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders. Any stockholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate pursuant to the procedures set forth below under “Stockholder Communication with the Board of Directors.” The Nominating and Corporate Governance Committee will evaluate persons recommended by stockholders in the same manner as other candidates.

In addition, the Nominating and Corporate Governance Committee is responsible for, among other things, evaluating the effectiveness of the Board and its Committees, and for developing, updating as necessary, and recommending to the Board corporate governance principles and policies applicable to the Company.

The Company’s Board of Directors has adopted a written charter for the Nominating and Corporate Committee, a copy of which is attached to this Proxy Statement. The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2005.

Directors’ Attendance

The Company does not currently have a formal policy regarding director attendance at the Company’s annual meetings. However, it is expected that, absent compelling circumstances, each director will be in attendance for each board meeting. The Board of Directors met four times during the fiscal year ended December 31, 2005. All of the directors attended all of the Board of Directors’ meetings and all of the meetings of each committee on which each such director serves.

Stockholder Communication with the Board of Directors

Generally, stockholders who have questions or concerns should e-mail our Investor Relations department at investorrelations@jupitermedia.com. However, any stockholders who wish to address questions or other communications regarding our business directly to the Board of Directors, a committee or any individual director, should direct their questions or other communications in writing to the Chairman of the Board at Jupitermedia Corporation, 23 Old Kings Highway South, Darien, CT 06820. The Chairman will forward all such communications as appropriate.

EXECUTIVE OFFICERS

In addition to Alan M. Meckler, the Chairman of the Board and Chief Executive Officer, and Christopher S. Cardell, President and Chief Operating Officer, the following person is an executive officer of the Company.

Name	Age	Position with Company
Christopher J. Baudouin	39	Christopher J. Baudouin has been Chief Financial Officer of the Company since its inception. Mr. Baudouin served as Chief Financial Officer of Mecklermedia since June 1998. He joined Mecklermedia as Controller in June 1997. Prior to that time, Mr. Baudouin was a Manager with Arthur Andersen LLP.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Directors of the Company who are also employees or officers of the Company do not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at Board meetings.

Effective June 9, 2005, non-employee directors of the Company are granted, on an annual basis, stock options to purchase 16,000 shares of Common Stock, which vest over a period of three years. In addition, 1,000 stock options are granted to each outside director for attendance at each board meeting held beyond the four scheduled meetings. Non-employee directors also receive an annual stipend of $10,000. The directors are also reimbursed for their expenses incurred in connection with their attendance at Board meetings. In addition, each non-employee director receives, upon becoming a director, options for 5,000 shares of Common Stock, which vest over a period of three years.

The Chairman of the Audit Committee is granted, on an annual basis, stock options to purchase 10,000 shares of Common Stock, which vest over a period of three years. The Chairman of the Audit Committee also receives an annual stipend of $5,000. In addition, the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee each are granted, on an annual basis, stock options to purchase 5,000 shares of Common Stock, which vest over a period of three years. The Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee each receive an annual stipend of $2,500.

During 2005, John R. Patrick, Michael J. Davies, William A. Shutzer and Gilbert F. Bach were granted options for 20,500, 16,750, 13,000, and 18,000 shares of Common Stock, respectively, which vest over a three-year period.

The following table sets forth, for the last three fiscal years, cash and certain other compensation paid to, or accrued by the Company for, the Chief Executive Officer of the Company in all capacities in which he served. The table also sets forth cash and certain other compensation paid to, or accrued by the Company for, the President and Chief Operating Officer and the Executive Vice President and Chief Financial Officer of the Company. Other than Alan M. Meckler, Christopher S. Cardell and Christopher J. Baudouin (collectively, the “Named Executive Officers”), no executive officer of the Company received total salary and bonus during fiscal year 2005 in excess of $100,000.

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus ($)	Other Annual Compensation	Number of Securities Underlying Options
Alan M. Meckler Chairman and Chief Executive Officer	2005 2004 2003	294,490 242,957 222,885	— — —	— — —	200,000 400,000 500,000

Christopher S. Cardell President and Chief Operating Officer	2005 2004 2003	294,490 242,957 222,885	— — —	— — —	150,000 280,000 350,000

Christopher J. Baudouin Executive Vice President and Chief Financial Officer	2005 2004 2003	231,381 194,365 177,356	— — —	— — —	60,000 72,000 90,000

The following table sets forth stock options granted during the fiscal year ended December 31, 2005 to the Company’s Named Executive Officers.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
					5%	10%
Alan M. Meckler	200,000	22.4%	$18.03	6/9/10	$996,271	$2,201,499
Christopher S. Cardell	150,000	16.8%	$18.03	6/9/15	$1,700,846	$4,310,276
Christopher J. Baudouin	60,000	6.7%	$18.03	6/9/15	$680,338	$1,724,111

(1)	All of these options were granted on June 9, 2005. The options will become exercisable in respect of 33 1/3% of the shares covered thereby on each of the first three anniversaries of their grant date. Each unexercised stock option terminates automatically if the optionee ceases to be an employee of the Company for any reason except that (a) if the optionee undergoes a normal termination, as defined by the Jupitermedia Corporation 1999 Stock Incentive Plan, the option will expire on the earlier of the last day of the original option period or three months after the date of termination and (b) in the event of death of the optionee, each stock option shall expire on the last day of the option period or the date that is twelve months after the date of the optionee’s death.

(2)	These amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5.0% and 10.0% compounded annually from the date the respective options were granted to their expiration dates. These assumptions are not intended to forecast future appreciation of the Company’s stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

The following table sets forth information for the Company’s Named Executive Officers during the last fiscal year with respect to the exercise of options to purchase the Company’s Common Stock and year-end option holdings.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-money Options at Fiscal Year End ($) Exercisable/ Unexercisable
Alan M. Meckler	616,667	$4,558,092	133,333/633,334	$703,998/$3,813,007

Christopher S. Cardell	—	$—	630,416/453,334	$6,601,015/$2,706,440

Christopher J. Baudouin	40,000	$578,200	116,751/138,000	$938,147/$695,940

Employment Agreements

The Company has employment agreements with Christopher S. Cardell and Christopher J. Baudouin that provide twelve months and six months of severance, respectively. In the case of Mr. Cardell, severance is to be paid upon termination and, in the case of Mr. Baudouin, severance is to be paid upon termination in connection with a change in control of the Company.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (“Compensation Committee”) reviews and recommends to the Board, on an annual basis, the compensation of the executive officers of the Company— namely the Chief Executive Officer, the President and Chief Operating Officer, and the Executive Vice President and Chief Financial Officer. The Compensation Committee also reviews and recommends to the Board any employment, severance or similar agreements for these individuals. These recommendations are subject to the final approval of the Board. The Board also determines the amount, if any, of the Company’s contributions pursuant to its 401(k) plans. While other compensation decisions generally are not submitted to the Compensation Committee or the Board, the Board has the ultimate power and authority with respect to compensation matters.

The Compensation Committee seeks to compensate executive officers at levels competitive with other companies comparable in size in the same industry and to provide short-term rewards and long-term incentives for superior individual and corporate performance. In making compensation decisions, the Compensation Committee periodically reviews information about the compensation paid or payable to executive officers of comparably sized public companies and the compensation recommendations of Mr. Meckler, the Chairman of the Board and Chief Executive Officer of the Company. The Compensation Committee does not have target amounts of stock ownership for the Company’s executive officers.

The key components of executive officer compensation are base salary and stock options. The Compensation Committee attempts to combine these components in such a way as to attract, motivate and retain key executives critical to the long-term success of the Company. A discussion of the various components of the executives’ compensation for fiscal 2005 follows.

Base Salary. Each executive officer received a base salary and has the potential for annual salary increases largely determined by such individual’s performance, the Company’s performance and reference to the salaries of executive officers holding comparable positions in companies of comparable size and complexity.

Stock Options. The Company’s 1999 Stock Incentive Plan is intended to provide executives with the promise of longer-term rewards that appreciate in value with the favorable future performance of the Company. Stock options are generally granted when an executive joins the Company, with additional options granted from time to time for promotions and performance. The Compensation Committee believes that the stock option awards provide a method of retention and motivation for the executives of the Company and also aligns senior management’s objectives with long-term stock price appreciation.

Other Compensation. The executive officers also participate in one of the Company’s 401(k) plans as well as the medical, life and disability insurance plans available to all employees of the Company. During 2005, the Board of Directors granted lifetime post-employment medical benefits to the Chairman and Chief Executive Officer and his spouse.

Chief Executive Officer Compensation

The compensation of Mr. Meckler, Chairman of the Board and Chief Executive Officer of the Company are based on the policies described above. As part of its evaluation, the Compensation Committee considered Mr. Meckler’s performance, the Company’s performance, the accomplishment of goals for the Company set by the Board of Directors at the beginning of fiscal 2005, and the compensation earned by other chief executive officers of companies of comparable size during the previous year. Based on these factors, the Compensation Committee established Mr. Meckler’s 2005 base salary and granted Mr. Meckler 200,000 incentive stock options.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Michael J. Davies, Compensation Committee Chairman

Gilbert F. Bach

William A. Shutzer

John R. Patrick

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following individuals served on the Compensation Committee during the fiscal year of 2005: Michael J. Davies, Compensation Committee Chairman, Gilbert F. Bach, William A. Shutzer and John R. Patrick. The Compensation Committee makes all compensation decisions. No interlocking relationship exists between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

162(m) Policy. Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each of the Named Executive Officers. Certain performance-based compensation is not subject to this deduction limit. Options granted under the Company’s 1999 Stock Incentive Plan qualify as performance-based compensation exempt from the deduction limitation of Section 162(m). While tax deductions are an important consideration in determining compensation levels, because the other annual compensation paid to each of the Named Executive Officers does not exceed the $1,000,000 limit, the Company has not adopted a formal policy requiring that all compensation must be deductible.

PERFORMANCE GRAPH

The following graph compares the cumulative total return of an investment in the Company’s Common Stock with an investment in the Nasdaq Total U.S. Index (the “Nasdaq Index”) and the Nasdaq Computer & Data Processing Service Index (the “Peer Group Index”). The graph covers the period beginning June 25, 1999, the date of the Company’s initial public offering, through December 31, 2005, and depicts the results of investing $100 in each of the Company’s Common Stock, the Nasdaq Index and the Peer Group Index at closing prices on December 31, 2005, assuming that all dividends were reinvested.

The stock price performance depicted in the performance graph is not necessarily indicative of future price performance. The performance graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 2. APPROVAL OF AMENDMENT TO THE

JUPITERMEDIA CORPORATION 1999 STOCK INCENTIVE PLAN

On April 15, 1999, the Board of Directors adopted the Company’s 1999 Stock Incentive Plan (the “Incentive Plan”), under which 2,000,000 shares of Common Stock were reserved for issuance. During the fiscal year 2000, the Board adopted, and the Company’s stockholders approved, an amendment and restatement of the Incentive Plan to increase the number of shares of Common Stock available for issuance under the Incentive Plan by 4,000,000 shares from 2,000,000 to 6,000,000. During the fiscal year 2001, the Board adopted, and the Company’s stockholders approved, another amendment and restatement of the Incentive Plan (as amended and restated, the “Amended Incentive Plan”) to increase the number of shares of Common Stock available for issuance under the Incentive Plan by 4,000,000 shares from 6,000,000 to 10,000,000. As of April 24, 2006, the Board adopted another amendment and restatement of the Amended Incentive Plan, subject to stockholder approval, to increase the number of shares of Common Stock available for issuance under the Amended Incentive Plan by 2,000,000 shares from 10,000,000 to 12,000,000.

The Company is seeking stockholder approval of the Amended Incentive Plan in order to comply with the requirements of Sections 162(m) and 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and the requirements of the Nasdaq Stock Market. The following summary of the Amended Incentive Plan is qualified in its entirety by express reference to the text of the Amended Incentive Plan, a copy of which has been filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Form 10-K filed on March 5, 2004. Under the Amended Incentive Plan, options to purchase shares of Common Stock may be granted which are qualified as “incentive stock options” within the meaning of Section 422 of the Code (“ISOs”) and which are not so qualified (“NQSOs”) (collectively, “Options”). In addition, restricted shares of Common Stock (“Restricted Stock”) and other Common Stock-based awards may be granted (collectively or individually, “Awards”).

Equity Compensation Plan Information

The following table gives information as of December 31, 2005 about the common stock that may be issued under the Company’s 1999 Stock Incentive Plan, prior to the proposed amendment.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders	5,187,416	$9.50	975,016	(1)

Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	5,187,416	$9.50	975,016

(1)	See “Automatic Option Grants to Non-Employee Directors” below for a description of the automatic issuance of options to Non-Employee Directors of the Company.

Purpose and Eligibility

The purpose of the Amended Incentive Plan is to promote the long-term financial success of the Company by enhancing the ability of the Company to attract, retain and reward individuals who can and do contribute to such success and to further align the interests of the Company’s key personnel with its stockholders. Officers, key employees, directors and consultants of the Company and its subsidiaries are eligible to receive Awards under, and participate in, the Amended Incentive Plan. The approximate number of officers, key employees, directors, and consultants eligible to participate in the Amended Incentive Plan is 700.

Administration

The Amended Incentive Plan is administered by the Compensation Committee (the “Committee”). The Committee, in its sole discretion, determines which individuals may participate in the Amended Incentive Plan and the type, extent and terms of the Awards to be granted. In addition, the Committee interprets the Amended Incentive Plan and makes all other determinations with respect to the administration of the Amended Incentive Plan.

Awards

The Amended Incentive Plan allows for the discretionary grant of Options, Restricted Stock and other stock-based Awards. In addition, Board members who are not also employees of the Company (“Non-Employee Directors”) are eligible to receive automatic grants of Options pursuant to the formula set forth below. The terms and conditions of Awards granted under the Amended Incentive Plan are set out from time to time in agreements between the Company and the individuals receiving such Awards.

Options. The Committee may grant Options to any eligible person; provided, however, that only employees of the Company and its subsidiaries may receive ISOs. The exercise price of the Options will be determined by the Committee at the time of grant and will be set forth in a Stock Option Agreement between the Company and the participant; provided, however, that the exercise price of an ISO will not be less than the fair market value of the Common Stock on the date of grant and the exercise price of a NQSO will not be less than the par value of the Common Stock. Furthermore, the exercise price of an Option intended to qualify as “performance-based compensation” under Section 162(m) of the Code will have an exercise price no less than the fair market value of the Common Stock on the date of grant. Options will vest and become exercisable within such period or periods (not to exceed 10 years) as determined by the Committee and set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, all Options expire on the earlier of (i) ten years after grant, (ii) three months after (A) retirement, (B) termination of employment or service with the Company or a subsidiary due to complete and permanent disability, (C) any termination of employment or service with the written approval of the Committee, or (D) termination of employment or service by the Company without cause (each a “Normal Termination”), (iii) immediately upon termination of employment other than by Normal Termination or death, (iv) twelve months after the death of the optionee while still employed or within three months of a Normal Termination, or (v) the expiration date set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, Options will vest and become exercisable only during the period of employment or service with the Company and its subsidiaries such that upon such termination of employment or service the unvested portion of any outstanding Option will expire. Options that have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by full payment of the Option exercise price and any applicable withholding. The Option exercise price may be paid in cash, by check and/or in shares of Common Stock valued at the fair market value at the time of exercise or, in the discretion of the Committee, either (i) in other property having fair market value on the date of exercise equal to the Option exercise price, or (ii) through a brokered exercise.

Restricted Stock. The Committee may grant shares of Restricted Stock to eligible persons and may establish terms, conditions and restrictions applicable thereto.

Subject to the restrictions on such Restricted Stock as set forth below, holders will generally have all the rights and privileges of a stockholder including the right to vote such Restricted Stock. Shares of Restricted Stock will be subject to restrictions on transferability set forth in the Award agreement and will be subject to forfeiture as set forth below. To the extent such shares are forfeited, the stock certificates shall be canceled, and all rights of the holder to such shares and as a shareholder will terminate.

The restricted period for Restricted Stock will commence on the date of grant and will expire from time to time as to that part of the Restricted Stock Award indicated in a schedule established by the Committee and set forth in the respective Award Agreement. The Committee, in its sole discretion, may remove any or all restrictions on the Restricted Stock whenever it determines that such action is appropriate.

The following forfeiture provisions will apply to Awards of Restricted Stock. In the event the recipient of such Award resigns or is discharged from employment or service with the Company or its subsidiary for cause, the non-vested portion of the Award will be completely forfeited. Upon the Normal Termination of the recipient of such Award, the non-vested portion of the Award will be prorated for service during the restricted period and paid as soon as practicable after termination. If the recipient of such an Award dies, the non-vested portion of the Award will be prorated for service during the restricted period and paid to the recipient’s beneficiary as soon as practicable following death.

Upon the expiration of the restricted period with respect to any shares of Restricted Stock, a stock certificate evidencing the shares of Common Stock will be delivered without charge to the participant, or his beneficiary, free of all restrictions under the Plan.

Automatic Option Grants to Non-Employee Directors. Unless otherwise determined by the Committee, on the date any person first becomes a Non-Employee Director, such person shall be automatically granted an Option to purchase 5,000 shares of Common Stock. Additionally, unless otherwise determined by the Committee, for the remainder of the term of the Plan and provided he or she remains a Non-Employee Director of the Company, on the date of each of the Company’s Annual Meeting of stockholders, each Non-Employee Director shall be automatically granted an Option to purchase 16,000 shares of Common Stock. In addition, the Chairman of the Audit Committee is granted, on an annual basis, stock options to purchase 10,000 shares of Common Stock. In addition, the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee each are granted, on an annual basis, stock options to purchase 5,000 shares of Common Stock. All such Options granted to Non-Employee Directors are hereinafter referred to as Non-Employee Director Options.

All Non-Employee Director Options have an exercise price per share equal to the Fair Market Value (as defined in the Amended Incentive Plan) of a share of Common Stock on the date of grant. All Non-Employee Director Options will vest over a period of three years at the rate of one-third of the number of shares subject to such Option on each of the first three anniversaries of the date of grant. The term of each Non-Employee Director Option (“Term”), after which each such Option shall expire, will be ten years from the date of grant, unless such Option expires earlier as set forth below.

If prior to the expiration of the Term the Non-Employee Director ceases to be a member of the Board for any reason other than his death, the Non-Employee Director Option will expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Non-Employee Director Option a Non-Employee Director dies, the Non-Employee Director Option will expire on the earlier of the expiration of the Term or the date that is one year after the date of death. Non-Employee Director Options with vesting provisions will vest and become exercisable only during a Non-Employee Director’s service with the Company. Therefore, in the event that a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Non-Employee Director Option will thereafter be exercisable until its expiration only to the extent that such Option was exercisable at the time of such cessation.

Each Non-Employee Director Option will be evidenced by a Stock Option Agreement, which will contain such provisions as may be determined by the Committee. Unless otherwise designated by the Committee, Non-Employee Director Options will not be transferable except by will or the laws of descent and distribution and will be exercisable during the Non-Employee Director’s lifetime only by him.

Other Stock Awards. The Committee may grant any other cash, stock or stock-related Awards to any eligible participant under the Amended Incentive Plan that the Committee deems appropriate, including, but not limited to, stock appreciation rights, limited stock appreciation rights, phantom stock Awards, the bargain purchase of Common Stock and Common Stock bonuses. Any such Award will have such terms and conditions as the Committee, in its sole discretion, so determines.

Adjustments for Recapitalization, Merger, etc. of the Company

Awards granted under the Amended Incentive Plan and any agreements evidencing such Awards, the maximum number of shares of Common Stock subject to all such Awards under the Plan and the maximum number of shares of Common Stock with respect to which any one person may be granted Options or stock appreciation rights during any year may be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Amended Incentive Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Amended Incentive Plan. The Company shall give each participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In addition, in certain merger situations or upon the sale of all or substantially all of the assets of the Company or the liquidation of the Company, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders the value of the Awards in cash.

Effect of Change in Control

In the event of a Change in Control (as defined below), notwithstanding any vesting schedule provided for in the Amended Incentive Plan or by the Committee with respect to an Award of Options (including Non-Employee Director Options), such Options shall become immediately exercisable with respect to 100% of the shares subject to such Option, and the restricted period for Restricted Stock shall expire immediately with respect to 100% of the shares of Restricted Stock subject to restrictions.

In the event of a Change in Control, all other Awards shall become fully vested and or payable to the fullest extent of any Award or portion thereof that has not then expired and any restrictions with respect thereto shall expire. The Committee has full authority and discretion to interpret and implement such accelerated vesting.

“Change in Control” will, unless the Committee otherwise directs by resolution adopted prior thereto or, in the case of a particular Award, the applicable Award agreement states otherwise, be deemed to occur if (i) any “person” (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) other than a Founder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally, (ii) during any period of two consecutive years beginning on the date of the consummation of the Company’s initial public offering of Common Stock, individuals who constitute the Board at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of its assets. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity’s outstanding voting securities will, by itself, be considered a Change in Control. As used herein, “Founder” means Alan M. Meckler and any of his affiliates.

Shares Subject to the Amended Incentive Plan

As noted above, the Company has amended the Incentive Plan to reserve an additional 2,000,000 shares of Common Stock, subject to stockholder approval. The total number of shares of Common Stock reserved for issuance under the Amended Incentive Plan is 12,000,000. No more than 500,000 shares of Common Stock may be issued to any one person pursuant to awards of Options or stock appreciation rights during any one year.

Market Value

The closing price of the Common Stock on Nasdaq on April 21, 2006 was $18.42 per share.

Amendment and Termination

The Committee may at any time terminate the Amended Incentive Plan. With the express written consent of an individual participant (subject to any other allowable adjustments under the Amended Incentive Plan to outstanding Awards without the consent of any participant), the Committee may cancel or reduce or otherwise alter the outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Amended Incentive Plan in whole or in part, subject to any limitations set forth in the Plan; provided, however, that the Committee may not, without stockholder approval, make any amendment to the Amended Incentive Plan that would increase the number of shares of Common Stock available thereunder, extend the maximum Option period, extend the termination date of the Amended Incentive Plan or change the class of persons eligible to receive Awards.

Federal Tax Consequences

The following is a brief discussion of the Federal income tax consequences of transactions with respect to Options under the Amended Incentive Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe any state or local tax consequences.

ISOs. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes.

If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally, (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the Company.

If an ISO is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the Option will generally be taxed as the exercise of a NQSO, as described below.

For purposes of determining whether an optionee is subject to an alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his or her alternative minimum tax liability or his or her “regular” income tax liability. As a result, a taxpayer has to determine his or her potential liability under the alternative minimum tax.

NQSOs. With respect to NQSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the Fair Market Value of the shares on such date over the exercise price, and the Company is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Special Rules Applicable to Corporate Insiders

As a result of the rules under Section 16(b) of the Exchange Act (“Section 16(b)”), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of the Company and persons owning more than 10 percent of the outstanding shares of stock of the Company (“Insiders”) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular Option.

New Plan Benefits

The following table sets forth the Options to be granted to the Non-Employee Directors under the automatic formula grant provision of the Amended Incentive Plan at the upcoming Annual Meeting.

Name and Position	Dollar Value	Number of Shares
Non-Employee Director Group	N/A	84,000

Except for the automatic formula grant of Options to Non-Employee Directors, the grant of Awards under the Amended Incentive Plan is entirely within the discretion of the Committee. The Company cannot forecast the extent of Awards that will be granted in the future. Therefore, except for the automatic formula grants to Non-Employee Directors set forth above, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Amended Incentive Plan. Information with respect to compensation paid and other benefits, including Options and Restricted Stock, granted in respect of the 2005 fiscal year to the Named Executive Officers is set forth in the Summary Compensation Table.

Recommendation and Vote

Approval of the Stock Incentive Plan amendment requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon. Until such approval is obtained, the Amended Incentive Plan and any Option, Restricted Stock or Other Award granted thereunder shall not be effective. If the Amended Incentive Plan is not approved, the Incentive Plan will continue in operation and Awards may continue to be granted thereunder.

The Board of Directors recommends a vote FOR the approval of the amendment to the Jupitermedia Corporation 1999 Stock Incentive Plan.

ITEM 3. APPROVAL OF AUDITORS

Deloitte & Touche LLP, independent registered public accounting firm, audited the financial statements of the Company for the fiscal years ended December 31, 2004 and 2005. Such services consisted of the firm’s audit of and report on the Company’s annual financial statements and assistance and consultation in connection with filings with the Securities and Exchange Commission and other matters.

During 2004 and 2005, the Company retained its principal auditor, Deloitte & Touche LLP, to provide services, all of which were approved by the Audit Committee, in the following categories and amounts:

	2004	2005
Audit fees	$777,506	$1,201,150
Audit-related fees	$194,123	$725,825
Tax fees	$237,752	$436,143
All other fees	$—	$12,750

Audit Fees

Audit fees paid or incurred to Deloitte & Touche LLP were for services provided in conjunction with the audit of the annual consolidated financial statements included in the Company’s 2004 and 2005 Annual Reports on Form 10-K, for services related to the audit of internal controls over financial reporting under the Sarbanes-Oxley Act of 2002, for the reviews of the consolidated financial statements included in the Company’s Forms 10-Q for the quarters included in the years ended December 31, 2004 and 2005 and for other services related to Securities and Exchange Commission matters, including services provided in conjunction with the Company’s 2004 follow-on public offering of common stock.

Audit-related Fees

Audit-related fees paid or incurred to Deloitte & Touche LLP were for services provided in conjunction with financial accounting and reporting consultations and for due diligence associated with acquisitions for the years ended December 31, 2004 and 2005.

Tax Fees

Tax fees paid or incurred to Deloitte & Touche LLP were for services associated with tax compliance and tax consultation for the years ended December 31, 2004 and 2005.

All Other Fees

There were no other fees paid to Deloitte & Touche LLP during the year ended December 31, 2004. All other fees paid to Deloitte & Touche LLP during 2005 were related to an analysis performed on executive compensation.

The Audit Committee has considered whether the provision of non-audit services by the Company’s principal auditor are compatible with maintaining auditor independence.

Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Based upon the recommendation of the Audit Committee, and subject to approval by the stockholders, the Board of Directors has appointed Deloitte & Touche LLP, independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2006. In making its recommendation, the Audit Committee reviewed past audit results and other non-audit services performed during 2005 and proposed to be performed during 2006. In selecting Deloitte & Touche LLP, the Audit Committee and the Board of Directors carefully considered their independence. The Audit Committee has determined that the performance of such non-audit services did not impair the independence of Deloitte & Touche LLP. Furthermore, Deloitte & Touche LLP has confirmed to the Company that they are in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. It is the Audit Committee’s policy to pre-approve all audit and non-audit services performed by Deloitte & Touche LLP. The Audit Committee pre-approved all services provided by Deloitte & Touche LLP in 2005.

Approval by the stockholders of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to be cast.

The Board of Directors recommends a vote FOR the approval of the appointment of Deloitte & Touche LLP, independent registered public accounting firm, to act as independent auditors for the Company for the fiscal year ending December 31, 2006.

OTHER ACTIONS AT THE ANNUAL MEETING

The Board of Directors knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters are brought before the Annual Meeting, the proxy holders will vote proxies granted by stockholders in accordance with their best judgment.

2007 STOCKHOLDERS’ PROPOSALS

To be considered for inclusion in the Company’s proxy statement relating to the Annual Meeting of Stockholders to be held in 2007, the Secretary of the Company must receive stockholder proposals no later than 120 days prior to May 5, 2007. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than 45 days prior to May 5, 2007. All stockholder proposals should be sent to the attention of Corporate Secretary, Jupitermedia Corporation, 23 Old Kings Highway South, Darien, Connecticut 06820.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE WITH

SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and greater than 10% stockholders to file reports of ownership and changes in ownership of the Company’s securities with the Securities and Exchange Commission (“SEC”). Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2005 fiscal year. Copies of the reports are required by SEC regulation to be furnished to the Company. Based solely on its review of such reports furnished to it, the Company believes that all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2005, the Board of Directors granted lifetime post-employment medical benefits to the Chairman and Chief Executive Officer and his spouse.

REPORT OF AUDIT COMMITTEE

To the Board of Directors Jupitermedia Corporation:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2005 as well as management’s report on internal control over financial reporting.

We have discussed with the independent auditors the matters required by the Auditing Standards Board of the American Institute of Certified Public Accountants Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended and by the Public Company Accounting Oversight Board Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.”

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, “Independence Discussions with Audit Committees,” as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

John R. Patrick, Audit Committee Chairman

Michael J. Davies

Gilbert F. Bach

William A. Shutzer

ADDITIONAL INFORMATION

The Company will pay all of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying materials. In addition to the solicitation of proxies by mail, the Company will request brokers and securities dealers to obtain proxies from and send proxy materials to their principals. The Company will reimburse expenses incurred in connection therewith. The Company has retained American Stock Transfer & Trust Company at an estimated cost of $4,000 to assist in its solicitation of proxies. Proxies may be solicited personally, by telephone or telegraph, by the directors and officers of the Company without additional compensation.

FORM 10-K REPORT

Interested stockholders may obtain a copy of the Company’s Annual Report on Form 10-K for fiscal year 2005 filed with the Securities and Exchange Commission, including all financial statements, schedules and exhibits, without charge by writing to:

Investor Relations

c/o Jupitermedia Corporation

23 Old Kings Highway South

Darien, CT 06820

Or by a telephone call to: 203-662-2800

Appendix A

Jupitermedia Corporation

Audit Committee Charter

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors of Jupitermedia Corporation (the “Corporation”) in fulfilling its oversight responsibilities by:

•	Overseeing the integrity of the Corporation’s financial statements;

•	Overseeing the independent auditor’s qualifications and independence;

•	Overseeing the performance of the Corporation’s independent auditor and internal audit function; and

•	Overseeing the Corporation’s systems of disclosure controls and procedures, internal controls over financial reporting, and compliance with ethical standards adopted by the Corporation.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee should also provide for an open avenue of communication among the independent auditor, financial and senior management, the internal auditing function, and the Board of Directors.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

The Corporation will provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor, to any advisors that the Audit Committee chooses to engage, and for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II. COMPOSITION

The Audit Committee shall be comprised of three or more directors, as determined by the Board of Directors from time to time. The members of the Audit Committee shall be persons other than officers or employees of the Corporation or its subsidiaries or any other individuals having relationships that, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment as members of the Audit Committee. All members of the Audit Committee must be independent, including being free of disallowed compensation agreements, under all other applicable rules and regulations.

Each member of the Audit Committee must not have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years and shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board of Directors will determine whether at least one member of the Audit Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the

Securities and Exchange Commission (“SEC”). The existence of such member(s), including their names and whether or not they are independent, will be disclosed in periodic filings as required by the SEC. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors to serve until their successors are duly elected and qualified. The Chairman of the Audit Committee will be named by the Board of Directors, and will receive an annual grant of 10,000 stock options and an annual stipend of $5,000 for services performed in such role.

III. MEETINGS

The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management, the director of the internal auditing function (if applicable), and the independent auditor in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, and recommend to the Board of Directors any necessary amendments.

2. Review and discuss with management and the independent auditor the Corporation’s annual financial statements, quarterly financial statements (prior to the Corporation’s Form 10-Q filings or release of earnings), and all internal controls reports (or summaries thereof), and review other relevant reports or financial information submitted by the Corporation to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and any relevant reports rendered by the independent auditor (or summaries thereof). The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of the review of Form 10-Q prior to its filing or prior to the release of earnings.

3. Recommend to the Board of Directors that the audited financial statements should be included in the annual report on Form 10-K.

4. If applicable, review the regular internal reports to management (or summaries thereof) prepared by the internal auditing department, as well as management’s response.

Independent Auditor

5. Appoint (and recommend that the Board of Directors submit for stockholder ratification, if applicable), compensate, retain, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work; review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor will report directly to the Audit Committee and the Audit Committee will oversee the resolution of disagreements between management and the independent auditor if they arise.

6. Consider whether the auditor’s performance of permissible nonaudit services is compatible with the auditor’s independence.

7. Discuss with the independent auditor the matters required to be discussed under Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90.

8. Review the independent auditor’s attestation and report on management’s internal control report, from the time that such reports are prepared; and hold timely discussions with the independent auditor regarding the following:

•	All critical accounting policies and practices;

•	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.

9. At least annually, obtain and review a report by the independent auditor describing:

•	The firm’s internal quality-control procedures;

•	Any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm, and any steps taken to deal with any such issues;

•	All relationships between the independent auditor and the Corporation, addressing the matters set forth in Independence Standards Board Standard No. 1.

The Audit Committee shall take or recommend that the Board of Directors take appropriate action to oversee the independence of the independent auditor. The Corporation’s independent auditor is ultimately responsible to the Board of Directors and the Audit Committee, as representatives of the Corporation’s stockholders.

10. Actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take, or recommend that the full Board of Directors take, appropriate actions to oversee the independence of the outside auditor.

11. Review and pre-approve (which may be pursuant to pre-approval policies and procedures) both audit and nonaudit services to be provided by the independent auditor. The authority to grant pre-approvals may be delegated to one or more designated members of the Audit Committee whose decisions will be presented to the full Audit Committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

Financial Reporting Processes, Accounting Policies and Internal Control Structure

12. In consultation with the independent auditor’s review the integrity of the Corporation’s financial reporting processes, both internal and external.

13. Receive and review any disclosure from the Corporation’s Chief Executive Officer and Chief Financial Officer made in connection with the certification of the Corporation’s quarterly and annual reports filed with the SEC of (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls.

14. Consider the independent auditor’s judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

15. Consider and approve, if appropriate, major changes to the Corporation’s accounting principles and practices as suggested by the independent auditors or management.

16. Establish a regular system whereby management reports to the Audit Committee any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

17. Establish a regular system whereby the independent auditors report to the Audit Committee any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

18. Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

19. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

20. Review and approve all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.

21. Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and establish procedures for the confidential, anonymous submission by the Corporation’s employees regarding questionable accounting or auditing matters.

Internal Audit (if applicable)

22. Review and advise on the selection and removal of the internal audit director.

23. Review activities, organizational structure, and qualifications of the internal audit function.

24. Annually, review and recommend changes (if any) to the internal audit charter.

25. Periodically review with the internal audit director any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.

Ethical and Legal Compliance

26. Prepare the report that the SEC requires to be included in the Corporation’s annual proxy statement.

27. Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

28. Perform any other activities consistent with this Charter, the Corporation’s by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

Appendix B

Jupitermedia Corporation

Nominating and Corporate Governance Committee Charter

June 9, 2005

The Charter of the Nominating and Corporate Governance Committee is established as follows.

1. Purpose

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Jupitermedia Corporation (the “Company”) is to assist the Board in (i) identifying individuals qualified to become members of the Board (consistent with criteria approved by the Board), (ii) selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, (iii) overseeing the evaluation of the Board and management, (iv) developing and reviewing the corporate governance guidelines and the corporate code of business conduct and ethics and (v) generally advising the Board on corporate governance and related matters.

2. Membership

The Committee shall be appointed by the Board and shall consist of three (3) or more directors, as determined by the Board from time to time, each of whom shall be an independent director of the Company and shall meet the applicable independence requirements of NASDAQ and shall be selected and retained in compliance with all applicable rules, regulations and statutes. The members of the Committee must demonstrate an understanding of corporate governance matters and the laws, rules and regulations applicable thereto. Each Committee member shall serve until a successor to such member is duly elected and qualified or until such member’s resignation or removal from the Board or the Committee. The Chairman of the Committee shall be designated by the Board.

3. Meetings

The Committee shall hold such regular meetings as may be necessary or advisable to carry out its responsibilities, but no less frequently than annually, and hold such special meetings as may be called by the Committee’s Chairman or the Chairman of the Board. The Chairman of the Committee, in consultation with the other Committee members, will determine the frequency and length of the meetings. The presence in person or by telephone of a majority of the Committee’s members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

The Chairman of the Committee should consult with Company management in the process of establishing agendas for Committee meetings.

The Committee shall maintain and submit to the Board copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee at such meeting of the Committee. A copy of the minutes of each meeting shall be placed in the Company’s minute book. The Committee will report its actions and recommendations to the Board after each Committee meeting.

4. Duties And Responsibilities

In furtherance of the Committee’s purpose and to fulfill its responsibilities and duties, and in addition to any other responsibilities which may be properly assigned by the Board, the Committee shall:

(a) With respect to the selection of directors, establish criteria and procedures for identifying candidates for the Board; periodically review potential candidates, including those submitted in accordance with the By-Laws or proxy materials of the Company, and recommend to the Board nominees for election as directors of the Company; and have the sole authority to hire and terminate the services of any search firm used in the identification of director candidates and approve such search firm’s fees and other terms and conditions of such engagement. The Committee will identify and recommend to the Board director nominees with the highest degree of personal and professional integrity. Director nominees will have demonstrated exceptional ability and judgment, and will be chosen with the primary goal of ensuring that the entire Board collectively serves the interests of the stockholders. Due consideration will be given to assessing the qualifications of potential nominees and any potential conflicts with the Company’s interests. The Committee will also assess the contributions of the Company’s incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Committee members may take into account such factors as they determine appropriate, including any recommendations made by the Chief Executive Officer and stockholders of the Company.

(b) With respect to the functioning of the Board and the committees of the Board, in its discretion:

•	Review and make recommendations to the Board concerning the types, duties, functions, size, operation and membership of committees of the Board;

•	Conduct reviews and evaluations from time to time of the functioning of the Committee in such manner as it deems appropriate; and

•	In consultation with the full Board, conduct reviews and evaluations from time to time of the functioning of the Board in such manner as the Committee deems appropriate.

(c) In its discretion, from time to time (i) develop and recommend to the Board any changes to the Company’s existing corporate governance guidelines and (ii) make other recommendations to the Board regarding other governance matters and practices and the corporate code of business conduct and ethics.

(d) In its discretion, develop, implement, review and monitor an orientation program for new directors as well as a continuing education program for the existing directors.

(e) In its discretion, monitor developments, trends and best practices in corporate governance, and take such actions in accordance therewith as it deems appropriate.

(f) Oversee, as it deems appropriate, an evaluation process of each of the Company’s committees as well as periodic self-performance evaluations, and present its findings to the Board.

(g) Perform any other activities consistent with this Charter, the Company’s By-Laws, governing law and the rules and regulations of NASDAQ and the Securities and Exchange Commission (the “SEC”) as the Committee, the Board, the Chairman of the Board and/or the Chief Executive Officer of the Company deems necessary or appropriate.

(h) In its discretion, review and reassess, from time to time, this Charter, the Company’s Articles of Incorporation, the Company’s By-Laws and the charters of all the other committees of the Board and recommend to the Board for its consideration any improvements or amendments thereto that the Committee deems necessary or appropriate, including any improvements or amendments necessary to satisfy any applicable requirements of NASDAQ, the SEC or any other legal or regulatory requirements.

5. Charter Amendment

Any member of the Committee may submit to the Board proposed amendments to this Charter. The Board shall circulate any proposed Charter amendment(s) to members of the Committee promptly upon receipt. By a majority vote, the Board may approve the amendments to this Charter.

6. Limitations of Authority

If the Company is legally required by contract or otherwise to provide any third party with the ability to nominate a director to the Board (e.g., preferred stock rights to elect directors upon a dividend default, stockholder agreements and management agreements), the selection and nomination of such director shall not be subject to the requirements set forth herein.

Jupitermedia Corporation

23 Old Kings Highway South

Darien, Connecticut 06820

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alan M. Meckler and Christopher S. Cardell, and each of them, as proxy holders, each with the power to designate a substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Common Stock of Jupitermedia Corporation held of record by the undersigned on April 25, 2006, at the Annual Meeting of Stockholders to be held on June 7, 2006, or any adjournment thereof. At their discretion, the proxy holders are authorized to vote such shares of Common Stock upon such other business as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted for such proposal.

Please mark, date, sign and return this proxy card promptly by mail, using the enclosed envelope, by telephone or over the Internet. No postage is required if mailed in the United States.

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-

TELEPHONE - Call-toll-free 1-800-PROXIES

(1-800-776-9437) from any touch-tone telephone

and follow the instructions. Have your proxy card available when you call.

-OR-

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

êPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

Please mark your vote as in this example. ☒

1. Election of six directors listed below with terms expiring in 2007 at the Annual Meeting.

2.    Approval of an amendment to the Jupitermedia Corporation 1999 Stock Incentive Plan to increase the number of shares of common stock and options to purchase shares of common stock available for issuance thereunder by 2,000,000.

			FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES:
☐ FOR all nominees listed at right, except as marked below	°Alan M. Meckler °Christopher S. Cardell °Michael J. Davies °Gilbert F. Bach °William A. Shutzer °John R. Patrick	3. Approval of Deloitte & Touche LLP, independent public accounting firm, as our independent auditors for the fiscal year ending December 31, 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐ WITHHOLD AUTHORITY for all nominees listed below		THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3. A VOTE “FOR” ALL DIRECTOR NOMINEES AND A VOTE “FOR” PROPOSALS 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

INSTRUCTION: To withhold a vote for an individual nominee(s), write the name of such nominee(s) in the space provided below. Your shares will be voted for the remaining nominee(s). •		IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.
☐ FOR ☐ WITHOLD AUTHORITY		WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE ENCOURAGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

Stockholder:	Dated:	, 2006	Signature (if held jointly):	Dated:	, 2006
Note:	Please sign as name appears hereon. When joint owners hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.